                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 4, 2006

                    LB-UBS Commercial Mortgage Trust 2006-C6
                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
               (Exact Name of Sponsor as Specified in Its Charter)

                                                                82-0569805
            Delaware                  333-129844-03            (IRS Employer
 (State or Other Jurisdiction          (Commission         Identification No. of
of Incorporation of Registrant)        File Number)             Registrant)

 745 Seventh Avenue, New York, New York                            10019
(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note
                                ----------------

     Structured Asset Securities Corporation II is filing this amendment on
January 18, 2007 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 19, 2006, to make certain conforming modifications to the Pooling and Servicing Agreement.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On October 4, 2006, a pooling and servicing agreement dated as of September
11, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II (the "Registrant") as depositor,
Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2006-C6 (the
"Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2006-C6, Commercial Mortgage Pass-Through
Certificates, Series 2006-C6 (the "Certificates"). The Pooling and Servicing
Agreement is annexed hereto as Exhibit 4.1.

     Exhibit 4.1 to this amendment on Form 8-K/A amends and supersedes in its entirety Exhibit 4.1 to the Form 8-K of the Issuing Entity previously filed on
October 19, 2006 (accession no. 0000950136-06-008701).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell Company Transactions:

     Not applicable.

(d) Exhibits:

Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement dated as of September 11, 2006 among Structured Asset Securities  Corporation II as depositor,
              Wachovia Bank,  National  Association as master servicer,
              LNR Partners, Inc. as special servicer and LaSalle Bank National
              Association as trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 18, 2007

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
4.1           Pooling and Servicing Agreement dated as of September 11, 2006 among Structured Asset Securities  Corporation II as depositor,
              Wachovia Bank,  National  Association as master
              servicer, LNR Partners, Inc. as special servicer and LaSalle Bank
              National Association as trustee.

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